UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2020

BMC STOCK HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36050	26-4687975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Falls of Neuse Road, Suite 400

Raleigh, North Carolina 27609

(Address of Principal Executive Offices) (Zip Code)

(919) 431-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BMCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 22, 2020, BMC Stock Holdings, Inc., a Delaware corporation (“BMC”), held a special meeting of BMC stockholders (the “BMC stockholder meeting”) at which BMC’s stockholders voted on the proposals set forth below relating to the previously announced combination of BMC and Builders FirstSource, Inc., a Delaware corporation (“Builders FirstSource”), in an all-stock merger transaction pursuant to an Agreement and Plan of Merger, dated as of August 26, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among BMC, Builders FirstSource and Boston Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of Builders FirstSource. The proposals are described in detail in the definitive joint proxy statement/prospectus filed by BMC with the Securities and Exchange Commission on November 18, 2020, and first mailed to BMC’s stockholders on or about November 18, 2020.

The final voting results regarding each proposal are set forth below. There were 67,283,930 shares of common stock, par value $0.01 per share, of BMC (“BMC common stock”) outstanding and entitled to vote as of the close of business on November 13, 2020, the record date for the BMC stockholder meeting, and 57,024,112 shares of BMC common stock were represented in person or by proxy at the BMC stockholder meeting, which number constituted a quorum.

Proposal 1: BMC Merger Agreement Proposal.

BMC’s stockholders approved the proposal to adopt the Merger Agreement (the “BMC merger agreement proposal”). The BMC merger agreement proposal was approved by BMC’s stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
56,802,670	2,666	218,776	—

Proposal 2: BMC Compensation Proposal.

BMC’s stockholders approved, on an advisory (non-binding) basis, the executive officer compensation that will or may be paid to BMC’s named executive officers in connection with the transactions contemplated by the Merger Agreement (the “BMC compensation proposal”). The BMC compensation proposal was approved by BMC’s stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
54,574,400	2,228,436	221,276	—

Proposal 3: BMC Adjournment Proposal.

In connection with the BMC stockholder meeting, BMC also solicited proxies with respect to a proposal to adjourn the BMC stockholder meeting to solicit additional proxies if, within three business days prior to the date of the BMC stockholder meeting, there were not sufficient votes to approve the BMC merger agreement proposal, or if BMC was otherwise required or permitted to do so pursuant to the Merger Agreement, or to ensure that any supplement or amendment to the definitive joint proxy statement/prospectus was timely provided to BMC stockholders. The adjournment proposal was not submitted to BMC’s stockholders for approval at the BMC stockholder meeting because the BMC merger agreement proposal had been approved.

Item 8.01.	Other Events.

Receipt of the approval of the BMC merger agreement proposal and the approval by the Builders FirstSource stockholders at a special meeting of Builders FirstSource stockholders also held on December 22, 2020 of the issuance of shares of Builders FirstSource common stock to the stockholders of BMC pursuant to the Merger Agreement and of the adoption of an amendment to the certificate of incorporation of Builders FirstSource to increase the number of authorized shares of Builders FirstSource common stock satisfies certain of the conditions to the completion of the merger contemplated by the Merger Agreement. Subject to the satisfaction or waiver of the remaining conditions set forth in the Merger Agreement, the parties expect to complete the merger on or about January 1, 2021.

*        *        *

Cautionary Notice Regarding Forward-Looking Statements

This report, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BMC Stock Holdings, Inc. (“BMC”) and Builders FirstSource, Inc. (“Builders FirstSource”). Words such as “may,” “will,” “should,” “plans,” “estimates,” “predicts,” “potential,” “anticipate,” “expect,” “project,” “intend,” “believe,” or the negative of these terms, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Any forward-looking statements involve risks and uncertainties that are difficult to predict or quantify, and such risks and uncertainties could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks, or uncertainties related to the novel coronavirus disease 2019 (also known as “COVID-19”) pandemic and its impact on the business operations of BMC and Builders FirstSource and on local, national and global economies, the growth strategies of BMC and Builders FirstSource, fluctuations of commodity prices and prices of the products of BMC and Builders FirstSource as a result of national and international economic and other conditions, or the significant dependence of both companies’ revenues and operating results on, among other things, the state of the homebuilding industry and repair and remodeling activity, lumber prices and the economy. Neither BMC nor Builders FirstSource may succeed in addressing these and other risks or uncertainties.

Forward-looking statements relating to the proposed business combination between BMC and Builders FirstSource include, but are not limited to: statements about the benefits of the proposed business combination between BMC and Builders FirstSource, including future financial and operating results; the plans, objectives, expectations and intentions of BMC and Builders FirstSource; the expected timing of completion of the proposed business combination; and other statements relating to the proposed merger that are not historical facts. Forward-looking statements are based on information currently available to BMC and Builders FirstSource and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed business combination between BMC and Builders FirstSource, these factors could include, but are not limited to: the risk that a condition to closing of the business combination may not be satisfied; the length of time necessary to consummate the proposed business combination, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed business combination may not be fully realized or may take longer to realize than expected; the assumptions on which the parties’ estimates of future results of the combined business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the proposed business combination or exposure to material liabilities; the diversion of management time on issues related to the business combination; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company may be different from what the parties expect; economic and foreign exchange rate volatility; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential effect of the announcement or consummation of the proposed business combination on relationships with customers, suppliers, competitors, lenders, landlords, management and other employees; the ability to attract new customers and retain existing customers in the manner anticipated or at all; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; certain restrictions during the pendency of the business combination that may affect the ability of BMC and Builders FirstSource to pursue certain business opportunities or strategic transactions; and the potential of international unrest, economic downturn or effects of anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors pertaining to BMC and Builders FirstSource is also contained in the parties’ respective most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are beyond BMC’s or Builders FirstSource’s ability to control or predict. Because of these risks and uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. Furthermore, neither BMC nor Builders FirstSource undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Nothing in this report is intended, or is to be construed, as a profit forecast or to be interpreted to mean that the earnings per share of the common stock of BMC or of the common stock of Builders FirstSource for the current or any future financial years, or the earnings per share of the common stock of the combined company, will necessarily match or exceed the historical published earnings per share of the common stock of BMC or Builders FirstSource, as applicable. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. All subsequent written and oral forward-looking statements concerning BMC, Builders FirstSource, the proposed business combination, the combined company or other matters and attributable to BMC, Builders FirstSource or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.
(Registrant)

Date: December 22, 2020	By:	/s/ Timothy D. Johnson
(Signature)
	Name:	Timothy D. Johnson
	Title:	Executive Vice President, General Counsel and Corporate Secretary